Exhibit 99.1

NEWS RELEASE

As previously announced, TDS will hold a teleconference Feb. 24, 2011 at 9:30 a.m. CST. Listen to the live call online via the Conference Calls page of www.teldta.com.

Contact:	Jane W. McCahon, Vice President, Corporate Relations (312) 592-5379, jane.mccahon@teldta.com

Julie D. Mathews, Manager, Investor Relations (312) 592-5341, julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS Reports FOURTH quarter results

provides financial guidance for 2011

Note: Comparisons are year over year unless otherwise noted.

Fourth Quarter Highlights

Enterprise/TDS Corporate

▪         Operating revenues were $1.3 billion.

▪         Repurchased 610,277 special common shares for $17.5 million; $179 million remaining on current authorization.

Wireless/U.S. Cellular

▪         Service revenues were $992 million.

▪         Retail service ARPU (average revenue per unit) increased to $47.41 from $47.07.

▪         Net retail customer losses were 10,000 postpaid and 11,000 prepaid.

▪         Retail postpaid churn improved to 1.5 percent from 1.6 percent; postpaid customers comprised 95 percent of retail customers.

▪         5 percent increase in cell sites to 7,645.

▪         Nearly 1.2 million customers signed-up for Belief Plans.

Wireline/TDS Telecom

▪         9 percent increase in ILEC high-speed data customers.

▪         23 percent increase in ILEC data revenues, representing 21 percent of ILEC revenues.

▪         ILEC equivalent access lines remained stable at 767,200, primarily due to a loss of physical access lines partially offset by growth in high-speed data customers.

▪         managedIP stations (ILEC and CLEC) grew to 27,400 from 13,900.

CHICAGO – Feb. 24, 2011 – Telephone and Data Systems, Inc. [NYSE:TDS, TDS.S] reported operating revenues of $1,265.8 million for the fourth quarter of 2010, versus $1,261.9 million in the comparable period one year ago.  Net income attributable to TDS was $14.5 million, or $0.14 earnings per diluted share.  In the fourth quarter of 2009, net income attributable to TDS was $11.7 million, or $0.11 diluted earnings per share.

For the twelve months ended Dec. 31, 2010, TDS reported operating revenues of $4,986.8 million, versus $5,019.9 million in 2009.  Net income attributable to TDS for 2010 was $143.8 million, or $1.36 per diluted share. In 2009, net income attributable to TDS was $188.9 million, or $1.72 diluted earnings per share.  Fourth quarter and full year 2009 results were impacted by a $14.0 million (pre-tax), or $0.07 diluted loss per share, charge for impairment of licenses.

“Both U.S. Cellular and TDS Telecom faced a cautious economy and intense competition in 2010,” said LeRoy T. Carlson, Jr., TDS president and CEO. “We made progress on our underlying strategies and improved certain key metrics, and we’re focused on growing and improving our competitive position.”

“TDS Telecom had a good year in 2010, increasing revenue and improving operating margins, despite physical access line losses. Data revenue growth was strong, as we added DSL customers, and more customers migrated to higher data speeds. On the commercial side, the company significantly expanded availability of its managedIP service and nearly doubled the number of stations. TDS Telecom is also now offering hosted and managed service solutions, as part of its strategy to offer a diverse range of commercial services that complement its core offerings.

“U.S. Cellular’s launch of The Belief Project in October was an important step in the company’s customer satisfaction strategy. Nearly 1.2 million new and existing customers had chosen our Belief Plans by year end. Two important measures—average revenue per customer and customer loyalty—improved in 2010. Customer additions, however, did not meet expectations, and the impact of promotions and smartphone subsidies, as well as spending related to enablement initiatives, reduced 2010 profitability.

“Our businesses are making significant strides to compete effectively, and TDS stands behind them with a strong financial foundation that provides support and flexibility for future growth.”

TDS common and special common repurchase summary

Repurchase Period	Number of Shares	Cost (in millions)
2010 (fourth quarter)	610,277	$17.5
2010 (third quarter)	705,000	$19.5
2010 (second quarter)	568,297	$16.3
2010 (first quarter)	510,902	$14.8
2010 (full year)	2,394,476	$68.1

2009 (full year)	6,374,741	$176.6

2008 (full year)	5,861,822	$199.6

Total	14,631,039	$444.3

Fourth Quarter Treasury Activities

TDS issued $225 million in 49-year debt at 6.875 percent and in turn redeemed $217.5 million of 7.6 percent debt.   Additionally, TDS and U.S. Cellular entered into new revolving credit facilities, for $400 million and $300 million respectively,  that are due to expire in Dec. 2015.

Guidance for year ending Dec. 31, 2011

This guidance represents the views of management as of Feb. 24, 2011 and should not be assumed to be accurate as of any other date.  There can be no assurance that final results will not differ materially from this guidance.  TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

U.S. Cellular	2011 Estimated Results	2010 Actual Results
Service revenues	$4,000 - $4,100 million	$3,913.0 million
Adjusted OIBDA (1) (3)	$775 - $875 million	$783.1 million
Operating income (3)	$185 - $285 million	$195.4 million
Depreciation, amortization and accretion expenses, and losses on asset disposals and impairment of assets (2)	Approx. $590 million	$587.8 million
Capital expenditures (3)	Approx. $650 million	$583.1 million

TDS Telecom ILEC and CLEC operations:
Operating revenues	$780 - $810 million	$795.8 million
Adjusted OIBDA (1)	$260 - $290 million	$275.0 million
Operating income	$75 - $105 million	$99.8 million
Depreciation, amortization and accretion expenses, and losses on asset disposals and impairment of assets (2)	Approx. $185 million	$175.2 million
Capital expenditures (4)	$175 - $200 million	$157.3 million

(1)    Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the net gain or loss on asset disposals (if any); and the loss on impairment of assets (if any). This measure also may be commonly referred to by management as operating cash flow. This measure should not be confused with Cash flows from operating activities, which is a component of the Consolidated Statement of Cash Flows.

(2)    2010 Actual Results include losses on asset disposals and no losses on impairment of assets. The 2011 Estimated Results include only the estimate for Depreciation, amortization and accretion expenses and losses on disposals of assets, and do not include any estimate for losses on impairment of assets (since these cannot be predicted).

(3)    This guidance is based on U.S. Cellular’s current plans.  New developments or changing competitive conditions in the wireless industry, such as the rate of deployment of 4G Long-term Evolution (“LTE”) technology by other carriers, could affect U.S. Cellular’s LTE deployment plans and, as a result, its capital expenditures and operating expenses.

(4)    TDS Telecom will fund its share for projects approved under the American Recovery and Reinvestment Act of 2009 to increase broadband access in unserved areas. Under the Recovery Act, TDS Telecom will receive $105.1 million in federal grants and will provide $30.9 million of its own funds to complete 44 projects over the next 24 to 36 months.

Conference call information

TDS will hold a conference call on Feb. 24, 2011 at 9:30 a.m. CST.

▪         Listen to the live call online at http://www.videonewswire.com/event.asp?id=76812 or on the Conference Calls page of www.teldta.com.

▪         Listen to the live call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to 7.2 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS had 12,400 employees as of Dec. 31, 2010. For more information about TDS, visit www.teldta.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S.

Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to possible future restatements; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit our websites at:

TDS:  www.teldta.com                                                  TDS Telecom: www.tdstelecom.com

U.S. Cellular: www.uscellular.com

UNITED STATES CELLULAR CORPORATION SUMMARY OPERATING DATA (UNAUDITED)

Quarter Ended	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Total population
Consolidated markets (1)	90,468,000	90,468,000	90,468,000	90,468,000	89,712,000
Consolidated operating markets (1)	46,546,000	46,546,000	46,546,000	46,546,000	46,306,000
Market penetration at end of period
Consolidated markets (2)	6.7%	6.7%	6.8%	6.8%	6.8%
Consolidated operating markets (2)	13.0%	13.1%	13.2%	13.2%	13.3%
All customers
Total at end of period	6,072,000	6,103,000	6,144,000	6,147,000	6,141,000
Gross additions	327,000	338,000	349,000	358,000	399,000
Net additions (losses)	(31,000)	(41,000)	(3,000)	6,000	10,000
Smartphones sold as a percent of total devices sold (3)	39.6%	23.6%	15.8%	16.6%	14.7%
Retail customers
Total at end of period	5,729,000	5,750,000	5,775,000	5,768,000	5,744,000
Smartphone penetration (3) (4)	16.6%	12.0%	10.1%	8.9%	7.5%
Gross additions	292,000	301,000	307,000	305,000	354,000
Net retail additions (losses) (5)	(21,000)	(25,000)	7,000	24,000	39,000
Net postpaid additions (losses)	(10,000)	(25,000)	(22,000)	(9,000)	26,000
Net prepaid additions (losses)	(11,000)	—	29,000	33,000	13,000
Service revenue components (000s)
Retail service	$864,905	$865,766	$863,836	$865,039	$866,866
Inbound roaming	67,545	72,901	60,902	51,942	61,728
Other	59,464	44,836	47,838	48,027	56,814
Total service revenues (000s)	$991,914	$983,503	$972,576	$965,008	$985,408
Divided by average customers (000s)	6,081	6,124	6,151	6,137	6,139
Divided by three months in each quarter	3	3	3	3	3
Total average monthly revenue per unit (6)	$54.37	$53.53	$52.71	$52.41	$53.51
Components of average monthly revenue per customer by revenue type
Retail service (6)	$47.41	$47.12	$46.81	$46.98	$47.07
Inbound roaming (6)	$3.70	$3.97	$3.30	$2.82	$3.35
Other (6)	$3.26	$2.44	$2.60	$2.61	$3.09

Retail postpaid churn rate (7)	1.5%	1.6%	1.4%	1.4%	1.6%
Capital expenditures (000s)	$203,400	$124,700	$133,500	$121,500	$189,000
Cell sites in service	7,645	7,524	7,416	7,310	7,279

(1)    Used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)    Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(3)    Smartphones represent wireless devices which run on a Blackberry, Windows Mobile, or Android operating system.

(4)    Smartphone penetration is calculated by dividing postpaid customers on smartphone service plans by total postpaid customers.

(5)    Calculated by adding net postpaid additions (losses) and net prepaid additions (losses).

(6)    Calculated by dividing the components of service revenues by the average customers and number of months in the quarter.

(7)    Represents the percentage of the retail postpaid customer base that disconnects service each month. This amount represents the average retail postpaid churn rate for each respective quarterly period.

TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA (UNAUDITED)

Quarter Ended	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
TDS Telecom
ILEC:
Equivalent access lines (1)	767,200	773,800	779,200	778,700	775,900
Physical access lines (2)	507,700	517,000	525,000	530,400	536,300
High-speed data customers (3)	227,700	225,400	223,200	217,400	208,300
Long-distance customers	370,100	370,800	369,100	365,600	362,800
managedIP stations (4)	3,600	3,100	2,700	2,300	1,900
Capital expenditures (000s)	$55,700	$33,000	$28,200	$20,200	$26,900
CLEC:
Equivalent access lines (1)	335,400	338,700	343,100	349,300	355,900
High-speed data customers (3)	33,100	33,900	35,000	36,000	36,900
managedIP stations (4)	23,800	20,300	17,000	14,300	12,000
Capital expenditures (000s)	$6,200	$5,500	$5,400	$3,200	$6,800

(1)     Sum of physical access lines and high-capacity data lines, adjusted to estimate the equivalent number of physical access lines in terms of capacity, plus the number of managedIP stations.

(2)     Individual circuits connecting customers to a telephone company’s central office facilities.

(3)     The number of customers provided high-capacity data circuits via various technologies, including DSL, managedIP and dedicated Internet circuit technologies.

(4)     The number of telephone handsets providing communications using packet networking technology.

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED STATEMENT OF OPERATIONS HIGHLIGHTS Three Months Ended December 31, (Unaudited, dollars and shares in thousands, except per share amounts)

			Increase / (Decrease)
	2010	2009	Amount	Percent
Operating revenues
U.S. Cellular	$1,063,150	$1,060,098	$3,052	—
TDS Telecom	199,101	198,048	1,053	1%
All Other (1)	3,508	3,764	(256)	(7%)
	1,265,759	1,261,910	3,849	—
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	921,778	887,572	34,206	4%
Depreciation, amortization and accretion	144,649	146,807	(2,158)	(1%)
Loss on asset disposals, net	2,310	7,528	(5,218)	(69%)
Loss on impairment of intangible assets	—	14,000	(14,000)	N/M
	1,068,737	1,055,907	12,830	1%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	129,981	129,568	413	—
Depreciation, amortization and accretion	43,837	42,044	1,793	4%
Loss on asset disposals, net	464	649	(185)	(29%)
	174,282	172,261	2,021	1%
All Other (1)
Expenses excluding depreciation and amortization	1,677	367	1,310	>100%
Depreciation and amortization	2,643	2,757	(114)	(4%)
(Gain) Loss on asset disposals, net	(34)	119	(153)	>(100%)
	4,286	3,243	1,043	32%

Total operating expenses	1,247,305	1,231,411	15,894	1%
Operating income (loss)
U.S. Cellular	(5,587)	4,191	(9,778)	>(100%)
TDS Telecom	24,819	25,787	(968)	(4%)
All Other (1)	(778)	521	(1,299)	>(100%)
	18,454	30,499	(12,045)	(39%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	23,027	23,698	(671)	(3%)
Interest and dividend income	2,608	2,686	(78)	(3%)
Interest expense	(28,700)	(32,311)	3,611	11%
Other, net	468	496	(28)	(6%)
Total investment and other income (expense)	(2,597)	(5,431)	2,834	52%
Income before income taxes	15,857	25,068	(9,211)	(37%)
Income tax expense (benefit)	(5,884)	8,388	(14,272)	>(100%)
Net income	21,741	16,680	5,061	30%
Less: Net (income) attributable to noncontrolling interests, net of tax	(7,211)	(4,951)	(2,260)	(46%)
Net income attributable to TDS shareholders	14,530	11,729	2,801	24%
Preferred dividend requirement	(12)	(13)	1	8%
Net income available to common	$14,518	$11,716	$2,802	24%

Basic weighted average shares outstanding	104,070	106,166	(2,096)	(2%)
Basic earnings per share attributable to TDS shareholders	$0.14	$0.11	$0.03	27%
Diluted weighted average shares outstanding	104,604	106,489	(1,885)	(2%)
Diluted earnings per share attributable to TDS shareholders	$0.14	$0.11	$0.03	27%

(1)     Consists of Suttle Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M – Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED STATEMENT OF OPERATIONS HIGHLIGHTS Year Ended December 31, (Unaudited, dollars and shares in thousands, except per share amounts)
			Increase/(Decrease)
	2010	2009	Amount	Percent
Operating revenues
U.S. Cellular	$4,177,681	$4,213,880	$(36,199)	(1%)
TDS Telecom	795,842	789,852	5,990	1%
All Other(1)	13,306	16,211	(2,905)	(18%)
	4,986,829	5,019,943	(33,114)	(1%)
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	3,394,536	3,293,251	101,285	3%
Depreciation, amortization and accretion	577,054	569,514	7,540	1%
Loss on asset disposals, net	10,717	16,169	(5,452)	(34%)
Loss on impairment of intangible assets	—	14,000	(14,000)	N/M
	3,982,307	3,892,934	89,373	2%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	520,823	526,650	(5,827)	(1%)
Depreciation, amortization and accretion	174,054	167,316	6,738	4%
Loss on asset disposals, net	1,131	2,401	(1,270)	(53%)
	696,008	696,367	(359)	—
All Other (1)
Expenses excluding depreciation and amortization	7,967	15,193	(7,226)	(48%)
Depreciation and amortization	10,640	11,996	(1,356)	(11%)
Loss on asset disposals, net	(85)	188	(273)	>(100%)
	18,522	27,377	(8,855)	(32)%

Total operating expenses	4,696,837	4,616,678	80,159	2%
Operating income (loss)
U.S. Cellular	195,374	320,946	(125,572)	(39%)
TDS Telecom	99,834	93,485	6,349	7%
All Other (1)	(5,216)	(11,166)	5,950	53%
	289,992	403,265	(113,273)	(28%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	98,074	90,732	7,342	8%
Interest and dividend income	10,508	11,121	(613)	(6%)
Interest expense	(115,220)	(126,209)	10,989	9%
Other, net	(2,089)	2,000	(4,089)	>(100%)
Total investment and other income (expense)	(8,727)	(22,356)	13,629	61%
Income before income taxes	281,265	380,909	(99,644)	(26%)
Income tax expense	92,283	133,800	(41,517)	(31%)
Net income	188,982	247,109	(58,127)	(24%)
Less: Net (income) attributable to noncontrolling interests, net of tax	(45,126)	(58,144)	13,018	22%
Net income attributable to TDS shareholders	143,856	188,965	(45,109)	(24%)
Preferred dividend requirement	(50)	(51)	1	2%
Net income available to common	$143,806	$188,914	$(45,108)	(24%)

Basic weighted average shares outstanding	105,111	109,339	(4,228)	(4%)
Basic earnings per share attributable to TDS shareholders	$1.37	$1.73	$(0.36)	(21%)
Diluted weighted average shares outstanding	105,506	109,577	(4,071)	(4%)
Diluted earnings per share attributable to TDS shareholders	$1.36	$1.72	$(0.36)	(21%)

(1)     Consists of Suttle-Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M – Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

ASSETS

	December 31, 2010	December 31, 2009
Current assets
Cash and cash equivalents	$368,134	$670,992
Short-term investments	402,882	113,275
Accounts receivable from customers and other	512,946	515,443
Inventory	116,330	156,987
Net deferred income tax asset	37,079	29,874
Prepaid expenses	76,935	94,336
Prepaid taxes	64,386	3,718
Other current assets	17,384	63,046
	1,596,076	1,647,671

Investments
Licenses	1,460,126	1,443,025
Goodwill	728,455	707,840
Other intangible assets	30,810	26,589
Investments in unconsolidated entities	197,922	203,799
Long-term investments	102,185	—
Other investments	8,988	9,785
	2,528,486	2,391,038

Property, plant and equipment, net
U.S. Cellular	2,615,072	2,601,338
TDS Telecom	909,951	880,378
Other	33,311	26,129
	3,558,334	3,507,845

Other assets and deferred charges	79,623	65,759

Total assets	$7,762,519	$7,612,313

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	December 31, 2010	December 31, 2009
Current liabilities
Current portion of long-term debt	$1,711	$2,509
Accounts payable	344,355	347,348
Customer deposits and deferred revenues	171,781	164,451
Accrued interest	2,718	12,227
Accrued taxes	46,110	62,568
Accrued compensation	99,020	93,524
Other current liabilities	144,938	117,081
	810,633	799,708

Deferred liabilities and credits
Net deferred income tax liability	585,468	517,762
Other deferred liabilities and credits	404,892	373,862

Long-term debt	1,499,862	1,492,908

Noncontrolling interests with redemption features	855	727

Equity
TDS shareholders’ equity
Series A Common, Special Common and Common Shares, par value $.01	1,270	1,270
Capital in excess of par value	2,107,929	2,088,807
Special Common and Common Treasury shares, at cost	(738,695)	(681,649)
Accumulated other comprehensive loss	(3,208)	(2,710)
Retained earnings	2,446,626	2,358,580
Total TDS shareholders’ equity	3,813,922	3,764,298

Preferred shares	830	832
Noncontrolling interests	646,057	662,216

Total equity	4,460,809	4,427,346

Total liabilities and equity	$7,762,519	$7,612,313

BALANCE SHEET HIGHLIGHTS December 31, 2010 (Unaudited, dollars in thousands)

	U.S. Cellular		TDS Telecom		TDS Corporate & Other	Intercompany Eliminations		TDS Consolidated
Cash and cash equivalents		$294,426		$7,285	$66,423	$	―	$368,134
Affiliated cash investments		―		341,797	―		(341,797)	―
Short-term investments		146,586		97,020	159,276		―	402,882
		$441,012		$446,102	$225,699		$(341,797)	$771,016

Licenses, goodwill and other intangible assets		$1,947,597		$464,854	$(193,059)	$	―	$2,219,392
Investment in unconsolidated entities		160,847		3,806	41,028		(7,759)	197,922
Long-term and other investments		50,103		1,541	59,528		―	111,172
		$2,158,547		$470,201	$(92,503)		$(7,759)	$2,528,486

Property, plant and equipment, net		$2,615,072		$909,951	$33,311	$	―	$3,558,334

Long-term debt:
Current portion		$101		$330	$1,280	$	―	$1,711
Non-current portion		867,941		1,953	629,968		―	1,499,862
Total		$868,042		$2,283	$631,248	$	―	$1,501,573

Preferred shares	$	―	$	―	$830	$	―	$830

Telephone and Data Systems, Inc.

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

In an effort to improve investment returns, during 2010, TDS elected to use a portion of its cash balance to directly purchase U.S. treasury securities and securities insured by the Federal Deposit Insurance Corporation (“FDIC”).  The maturity dates of such direct investments were staggered in order to maintain cash balances and liquidity at targeted levels.  TDS also continues to invest in certificates of deposit that are insured by the FDIC.  The following table presents TDS’ cash and cash equivalents; and investments in government-backed securities and certificates of deposit at December 31, 2010 and December 31, 2009.

	December 31, 2010	December 31, 2009

Cash and cash equivalents	$368,134	$670,992
Amounts included in short-term investments (1) (2)
Government-backed securities (3)	305,612	—
Certificates of deposit (4)	97,270	113,275
	$402,882	$113,275

Amounts included in long-term investments (1) (5)
Government-backed securities (3)	$102,185	$—

(1)     Designated as held-to-maturity investments and are recorded at amortized cost on the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

(3)     Includes U.S. treasuries and corporate notes that are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program.

(4)     TDS’ investments in certificates of deposits are insured by the FDIC.

(5)     Maturities range between 14 and 24 months from the balance sheet date.

TDS TELECOM HIGHLIGHTS Three Months Ended December 31, (Unaudited, dollars in thousands)

	2010	2009	Increase/(Decrease)
			Amount	Percent
Local Telephone Operations
Operating revenues
Voice	$43,880	$45,304	$(1,424)	(3%)
Data	33,265	26,965	6,300	23%
Network access	68,039	69,364	(1,325)	(2%)
Miscellaneous	10,410	9,840	570	6%
	155,594	151,473	4,121	3%
Operating expenses
Cost of services and products	48,684	47,588	1,096	2%
Selling, general and administrative expenses	43,921	42,996	925	2%
Depreciation, amortization and accretion	37,942	35,873	2,069	6%
Loss on asset disposals	425	456	(31)	(7%)
	130,972	126,913	4,059	3%

Operating income	$24,622	$24,560	$62	—

Competitive Local Exchange Carrier Operations
Revenues	$45,878	$48,940	$(3,062)	(6%)

Expenses excluding depreciation, amortization and accretion	39,747	41,349	(1,602)	(4%)
Depreciation, amortization and accretion	5,895	6,171	(276)	(4%)
Loss on asset disposals	39	193	(154)	(80%)
	45,681	47,713	(2,032)	(4%)

Operating income	$197	$1,227	$(1,030)	(84%)

Intercompany revenues	$(2,371)	$(2,365)	$(6)	—
Intercompany expenses	(2,371)	(2,365)	(6)	—
	―	―	―	—

Total TDS Telecom operating income	$24,819	$25,787	$(968)	(4%)

TDS TELECOM HIGHLIGHTS Twelve Months Ended December 31, (Unaudited, dollars in thousands)

	2010	2009	Increase/(Decrease)
			Amount	Percent
Local Telephone Operations
Operating revenues
Voice	$179,539	$187,223	$(7,684)	(4%)
Data	126,029	103,682	22,347	22%
Network access	271,964	271,276	688	―
Miscellaneous	39,862	37,346	2,516	7%
	617,394	599,527	17,867	3%
Operating expenses
Cost of services and products	196,298	194,030	2,268	1%
Selling, general and administrative expenses	173,020	170,505	2,515	1%
Depreciation, amortization and accretion	149,375	142,913	6,462	5%
Loss on asset disposals	769	1,949	(1,180)	(61%)
	519,462	509,397	10,065	2%

Operating income	$97,932	$90,130	$7,802	9%

Competitive Local Exchange Carrier Operations
Revenues	$187,984	$199,375	$(11,391)	(6%)

Expenses excluding depreciation, amortization and accretion	161,041	171,165	(10,124)	(6%)
Depreciation, amortization and accretion	24,679	24,403	276	1%
Loss on asset disposals	362	452	(90)	(20%)
	186,082	196,020	(9,938)	(5%)

Operating income	$1,902	$3,355	$(1,453)	(43%)

Intercompany revenues	$(9,536)	$(9,050)	$(486)	(5%)
Intercompany expenses	(9,536)	(9,050)	(486)	(5%)
	―	―	―	―

Total TDS Telecom operating income	$99,834	$93,485	$6,349	7%

TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED STATEMENT OF CASH FLOWS Twelve Months Ended December 31, (Unaudited, dollars in thousands)
	2010	2009
Cash flows from operating activities
Net income	$188,982	$247,109
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	761,748	748,826
Bad debts expense	83,098	115,989
Stock-based compensation expense	35,128	32,486
Deferred income taxes, net	74,074	34,275
Equity in earnings of unconsolidated entities	(98,074)	(90,732)
Distributions from unconsolidated entities	100,845	91,587
Loss on impairment of intangible assets	—	14,000
Loss on asset disposals, net	11,763	18,758
Noncash interest expense	9,733	4,412
Excess tax benefit from stock awards	(117)	(25)
Other operating activities	500	(46)
Changes in assets and liabilities
Accounts receivable	(79,182)	(115,087)
Inventory	40,657	(34,566)
Accounts payable	(4,016)	29,646
Customer deposits and deferred revenues	6,478	(8,763)
Accrued taxes	(95,872)	61,630
Accrued interest	(9,270)	(2,009)
Other assets and liabilities	95,470	(44,896)
	1,121,945	1,102,594

Cash flows from investing activities
Additions to property, plant and equipment	(755,032)	(671,165)
Cash paid for acquisitions and licenses	(81,691)	(29,276)
Cash received from divestitures	—	50
Cash paid for investments	(493,750)	(109,230)
Cash received from investments	106,255	23,660
Other investing activities	370	4,515
	(1,223,848)	(781,446)

Cash flows from financing activities
Issuance of long-tem debt	225,648	—
Repayment of long-term debt	(220,249)	(143,078)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	309	819
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	509	(82)
Excess tax benefit from stock awards	117	25
Repurchase of TDS Common and Special Common Shares	(68,053)	(178,536)
Repurchase of U.S. Cellular Common Shares	(52,827)	(33,585)
Dividends paid	(47,202)	(46,798)
Payment of debt issuance costs	(12,533)	(10,079)
Distributions to noncontrolling interests	(19,630)	(17,533)
Payments to acquire additional interest in subsidiaries	(9,248)	(285)
Other financing activities	2,204	1,667
	(200,955)	(427,465)

Net decrease in cash and cash equivalents	(302,858)	(106,317)
Cash and cash equivalents
Beginning of period	670,992	777,309
End of period	$368,134	$670,992

Telephone and Data Systems, Inc. Financial Measures and Reconciliation (Unaudited, dollars in thousands)

Three Months Ended December 31, 2010	U.S. Cellular	TDS Telecom (1)	All Other (2)	Consolidated Total

Operating revenues	$1,063,150	$199,101	$3,508	$1,265,759
Deduct:
U.S. Cellular equipment sales revenue	71,236
Service revenues	991,914

Operating income (loss)	(5,587)	24,819	(778)	18,454
Add (Deduct):
Depreciation, amortization and accretion	144,649	43,837	2,643	191,129
Loss on impairment of intangible assets	—	—	—	—
(Gain) Loss on asset disposals	2,310	464	(34)	2,740
Adjusted OIBDA (3)	$141,372	$69,120	$1,831	$212,323

Adjusted OIBDA margin (4)	14.3%	34.7%

Three Months Ended December 31, 2009	U.S. Cellular	TDS Telecom (1)	All Other (2)	Consolidated Total
Operating revenues	$1,060,098	$198,048	$3,764	$1,261,910
Deduct:
U.S. Cellular equipment sales revenue	74,690
Service revenues	985,408

Operating income (loss)	4,191	25,787	521	30,499
Add:
Depreciation, amortization and accretion	146,807	42,044	2,757	191,608
Loss on impairment of intangible assets	14,000	—	—	14,000
Loss on asset disposals	7,528	649	119	8,296
Adjusted OIBDA (3)	$172,526	$68,480	$3,397	$244,403

Adjusted OIBDA margin (4)	17.5%	34.6%

	TDS Consolidated
Three Months Ended December 31,	2010	2009
Cash flows from operating activities	$357,165	$302,643
Deduct:
Capital expenditures	268,894	220,571
Free cash flow (5)	$88,271	$82,072

Telephone and Data Systems, Inc. Financial Measures and Reconciliation (Unaudited, dollars in thousands)

Twelve Months Ended December 31, 2010	U.S. Cellular	TDS Telecom (1)	All Other (2)	Consolidated Total

Operating revenues	$4,177,681	$795,842	$13,306	$4,986,829
Deduct:
U.S. Cellular equipment sales revenue	264,680
Service revenues	3,913,001

Operating income (loss)	195,374	99,834	(5,216)	289,992
Add (Deduct):
Depreciation, amortization and accretion	577,054	174,054	10,640	761,748
Loss on impairment of intangible assets	—	—	—	—
(Gain) Loss on asset disposals	10,717	1,131	(85)	11,763
Adjusted OIBDA (3)	$783,145	$275,019	$5,339	$1,063,503

Adjusted OIBDA margin (4)	20.0%	34.6%

Twelve Months Ended December 31, 2009	U.S. Cellular	TDS Telecom (1)	All Other (2)	Consolidated Total
Operating revenues	$4,213,880	$789,852	$16,211	$5,019,943
Deduct:
U.S. Cellular equipment sales revenue	286,752
Service revenues	3,927,128

Operating income (loss)	320,946	93,485	(11,166)	403,265
Add:
Depreciation, amortization and accretion	569,514	167,316	11,996	748,826
Loss on impairment of intangible assets	14,000	—	—	14,000
Loss on asset disposals	16,169	2,401	188	18,758
Adjusted OIBDA (3)	$920,629	$263,202	$1,018	$1,184,849

Adjusted OIBDA margin (4)	23.4%	33.3%

	TDS Consolidated
Twelve Months Ended December 31,	2010	2009
Cash flows from operating activities	$1,121,945	$1,102,594
Deduct:
Capital expenditures	755,332	671,165
Free cash flow (5)	$366,913	$431,429

(1)    Includes ILEC and CLEC intercompany eliminations.

(2)    Consists of a non-reportable segment (Suttle-Straus), corporate operations and, intercompany eliminations between U.S. Cellular, TDS Telecom and corporate investments. Amounts in this column are presented only to reconcile to consolidated totals and may not otherwise be meaningful.

(3)    Adjusted OIBDA is a segment measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance.  Adjusted OIBDA is defined as operating income excluding the effects of: depreciation, amortization and accretion (OIBDA); the net gain or loss on asset disposals (if any); and the loss on impairment of assets (if any).  This measure also may be commonly referred to by management as operating cash flow.  This measure should not be confused with Cash flows from operating activities, which is a component of the Consolidated Statement of Cash flows. Adjusted OIBDA excludes the net gain or loss on asset disposals and loss on impairment of assets, if any, in order to show operating results on a more comparable basis from period to period. TDS does not intend to imply that any of such amounts that are excluded are non-recurring, infrequent or unusual, and accordingly, they may be incurred in the future.

(4)    Adjusted OIBDA margin is defined as adjusted OIBDA divided by service revenues (U.S. Cellular) and operating revenues (TDS Telecom).  Equipment revenues are excluded from the denominator of the U.S. Cellular calculation since equipment is generally sold at a net negative margin, and the net equipment subsidy is effectively a cost for purposes of assessing business results and is already reflected in adjusted OIBDA.   TDS believes that this calculation method is consistent with the method used by certain investors to assess U.S. Cellular’s business results.  Adjusted OIBDA margin may also be commonly referred to by management as operating cash flow margin.

(5)    Free cash flow is defined as cash flows from operating activities minus capital expenditures. Free cash flow is a non-GAAP financial measure.  TDS believes that free cash flow as reported by TDS is useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations, after consideration of capital expenditures.